Tortoise Capital Advisors

NDP LISTED NYSE

Tortoise
Energy Independence Fund, Inc.

2014 1st Quarter Report · February 28, 2014

The North American
energy revolution

2014 1st Quarter Report	1

Fund at a glance

Tortoise believes Tortoise Energy Independence Fund, Inc. (NYSE: NDP) is the first closed-end fund with a focus on North American crude oil and natural gas production growth — growth which supports energy independence.

Investment opportunity

Technological developments are now providing access to vast amounts of unconventional resources in North American oil and gas reservoirs, with the potential for an extended period of production growth. Virtually unthinkable a few years ago, North America now has the opportunity to be a global leader in energy production, with many experts predicting North America could become energy self-sufficient over the coming decades.

To capture the heart of this significant North American production growth potential, NDP invests in energy producers, also known as the upstream portion of the energy value chain. While commodity prices will fluctuate, we believe the sector’s volume growth potential provides an attractive long-term investment opportunity.

Targeted investment characteristics

NDP primarily invests in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs, and, to a lesser extent, in companies that provide associated transportation, processing and storage. The majority of NDP’s investments include upstream energy companies with the following targeted characteristics:

  Substantial acreage positions in premier North American oil and gas fields

  Production volume growth potential over many years

  High quality, financially disciplined management teams

  Total return potential through a combination of current income and capital appreciation

We also write (sell) out-of-the-money covered call options on companies that meet our investment thresholds, seeking to mitigate portfolio risk, increase current income and enhance long-term total return potential across economic cycles.

Portfolio statistics at February 28, 2014 (unaudited)

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2	2014 1st Quarter Report

March 24, 2014

Dear fellow stockholders,

The first fiscal quarter ending Feb. 28, 2014 was generally solid for oil and gas production companies. Progress continues to be driven by the copious volumes of crude oil and natural gas produced out of North American reservoirs that also is helping the U.S. to become a global energy leader.

From a broader perspective, the equity market was uneven, with stocks recording strong gains in December following the Federal Reserve’s decision to begin tapering its asset purchases, but then falling sharply in January on concern of a slowdown in emerging markets. However, February saw equities back in positive territory as those concerns abated and U.S. companies delivered generally upbeat earnings reports.

Energy production review and outlook

The Tortoise North American Oil and Gas Producers IndexSM posted a 2.5 percent total return for the first fiscal quarter. Oil and gas production companies continued to experience robust North American production, a theme we expect will continue for some time to come. The Energy Information Administration (EIA) projects annual average domestic crude oil production will approach 8.4 million barrels per day (bbl/d) in 2014 and as much as 9.2 million bbl/d in 2015. Domestic natural gas production averaged 66.5 billion cubic feet per day (bcf/d) in 2013.¹ Although natural gas production levels in 2013 were on par with 2012 levels, the sources of supply have shifted, with the Marcellus gaining significant market share. Production out of the Marcellus has grown from virtually nothing four years ago to 13 bcf/d by the end of 2013, representing more than 15 percent of U.S. natural gas supply.²

On the price side, a longer and colder-than-expected winter took natural gas working inventories well below last year’s level and drove the price of natural gas higher, from $3.79 per million British thermal units (MMbtu) at the start of the fiscal quarter to peak at $7.91 on Feb. 5th (the highest price since 2008), then closed the quarter at $4.69 per MMbtu as weather moderated. Crude oil prices also fluctuated during the quarter, moving from $92.72 per barrel (West Texas Intermediate) at the start of the quarter to peak at $103.31 on Feb. 19th.

Fund performance review

The fund’s total assets increased from approximately $442.7 million on Nov. 30, 2013, to $462.6 million on Feb. 28, 2014, primarily from net realized and unrealized gains on investments. Leverage (including bank debt) remained relatively consistent, ending the period at 12.0 percent of total assets.

At fiscal quarter end, the fund paid a distribution of $0.4375 per common share ($1.75 annualized) to stockholders. This distribution represented an annualized distribution rate of 7.1 percent based on the fund’s fiscal quarter closing price of $24.61.

For the fiscal quarter, the fund’s market-based total return was 4.0 percent and its NAV-based total return was 6.4 percent (both including the reinvestment of distributions). The difference between the market value total return and the NAV total return reflected a widening in the discount of the fund’s stock price relative to its NAV during the quarter. This was the case for many closed-end funds in recent months, as they came under pressure as the market continued to factor in concern over rising interest rates, with the average discount nearly doubling from last May through February.

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	3

Key performance drivers

  The fund’s focus on North American oil and gas producers operating in prolific premier basins – including the crude oil-rich Bakken, Eagle Ford and Permian shales and the Marcellus in Pennsylvania, a major gas-producing field – continued to drive fund asset performance during the fiscal quarter.

  While both oil and gas producers contributed, oil/liquids producers whose progress was spurred by robust production growth contributed the most to performance.

  The fund’s covered call strategy continued to provide additional current income in a portfolio developed to provide access to oil and gas producers with production growth potential underway in strategic unconventional North American reservoirs. The notional amount of the fund’s covered calls averaged approximately 46 percent of total assets and their out-of-the money percentage averaged approximately 8.2 percent during the quarter.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding thoughts

We continue to believe that now is a great time to invest in North American energy. Production is growing at a healthy pace, which is in turn driving attractive total return potential. In our view, the transformation underway in North America bodes well for the fund’s long-term investment strategy, U.S. security, our economy and our energy future.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Independence Fund, Inc.

1 Energy Information Administration
2 ITG

The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The S&P 500 Index® is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

4	2014 1st Quarter Report

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2013				2014
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$2,869	$2,962	$2,805	$3,017	$2,783
Less foreign withholding taxes	(100)	(94)	(83)	(87)	(81)
Dividends paid in stock	385	393	403	417	422
Net premiums on options written	4,142	4,339	4,356	4,781	4,486
Interest and dividend income	—	—	—	—	—
Total from investments	7,296	7,600	7,481	8,128	7,610
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	921	974	1,008	1,062	1,037
Other operating expenses	146	144	143	153	164
	1,067	1,118	1,151	1,215	1,201
Distributable cash flow before leverage costs	6,229	6,482	6,330	6,913	6,409
Leverage costs(2)	138	142	144	146	145
Distributable Cash Flow(3)	$6,091	$6,340	$6,186	$6,767	$6,264
Net realized gain (loss) on investments and
foreign currency translation, for the period	$991	$5,236	$(1,042)	$12,258	$11,811
As a percent of average total assets(4)
Total from investments	7.52%	7.37%	7.04%	7.31%	6.86%
Operating expenses before leverage costs	1.10%	1.08%	1.08%	1.09%	1.08%
Distributable cash flow before leverage costs	6.42%	6.29%	5.96%	6.22%	5.78%
As a percent of average net assets(4)
Total from investments	8.59%	8.43%	8.01%	8.26%	7.96%
Operating expenses before leverage costs	1.26%	1.24%	1.23%	1.24%	1.26%
Leverage costs	0.16%	0.16%	0.15%	0.15%	0.15%
Distributable cash flow	7.17%	7.03%	6.63%	6.87%	6.55%

Selected Financial Information
Distributions paid on common stock	$6,346	$6,345	$6,351	$6,351	$6,351
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	401,948	412,693	431,903	442,686	462,646
Average total assets during period(5)	393,379	409,102	421,356	445,692	449,572
Leverage(6)	43,800	46,600	48,400	56,300	55,700
Leverage as a percent of total assets	10.9%	11.3%	11.2%	12.7%	12.0%
Net unrealized appreciation, end of period	9,854	23,330	47,406	55,201	64,972
Net assets, end of period	349,670	357,587	374,877	384,471	402,138
Average net assets during period(7)	344,470	357,879	370,482	394,581	387,650
Net asset value per common share	24.11	24.65	25.82	26.49	27.70
Market value per common share	24.02	24.81	23.84	24.08	24.61
Shares outstanding (000’s)	14,504	14,504	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on distributions, and the value of paid-in-kind distributions.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of short-term borrowings.
(7)	Computed by averaging daily net assets within each period.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	5

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Independence Fund, Inc.’s (“NDP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

NDP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments increased during the quarter, contributing to an increase in total assets of approximately $20.0 million since November 30, 2013. Distribution increases from our investments were in-line with our expectations and average total assets increased slightly during the quarter. We maintained our quarterly distribution of $0.4375 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”) or affiliates of MLPs in which we invest and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

6	2014 1st Quarter Report

Management’s Discussion (unaudited)
(continued)

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes that a significant portion of the cash distributions received from our investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (2) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (3) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs that generally have a strong presence in North American oil and gas reservoirs, including shale.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We typically aim to write call options that are approximately 5 to 15 percent out-of-the-money on approximately 40 percent of our portfolio, although we may adjust these targets depending on market volatility and other market conditions.

Total distributions received from our investments and option strategy for the 1st quarter 2014 were approximately $7.6 million, including earnings on our investments of $3.1 million and net premiums on options written of approximately $4.5 million. This represents an increase of approximately 4.3 percent as compared to 1st quarter 2013 and a decrease of approximately 6.4 percent as compared to 4th quarter 2013. Distributions from investments in the 1st quarter 2014 were impacted by one portfolio company that changed the timing of its distribution payment which shifted approximately $102,000 of distributions to NDP from the 1st quarter 2014 to the 2nd quarter 2014, as well as the impact of various portfolio trading and merger activity that resulted in a lower overall yield on our investments. In addition, while net premiums on options written in the 1st quarter 2014 declined approximately $0.3 million from 4th quarter 2013, the amount received during 1st quarter 2014 is in line with our expectations given the targets indicated above in the current market environment. On an annualized basis, the total received from investments for the 1st quarter 2014 equates to 6.86 percent of our average total assets for the quarter as compared to 7.31 percent for 4th quarter 2013.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.08 percent of average total assets for the 1st quarter 2014, a decrease of 0.01 percent as compared to 4th quarter 2013 and 0.02 percent as compared to 1st quarter 2013. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets through December 31, 2014 and 0.10 percent of average monthly managed assets for the period from January 1, 2015 through December 31, 2016.

Leverage costs consist of the interest expense on our margin borrowing facility, which will vary from period to period as the facility has a variable interest rate. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below. Total leverage costs for DCF purposes were approximately $145,000 for the 1st quarter 2014, a slight decrease as compared to 4th quarter 2013.

The average annualized total cost of leverage was 1.05 percent as of February 28, 2014. Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR and the utilization of our margin facility. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable cash flow and capital gains

For 1st quarter 2014, our DCF was approximately $6.3 million, an increase of 2.8 percent as compared to 1st quarter 2013 and a decrease of 7.4 percent as compared to 4th quarter 2013. This is the net result of the changes in income and

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	7

Management’s Discussion (unaudited)
(continued)

expenses as described above. This equates to an annualized rate of 5.78 percent of average total assets for the quarter and 6.55 percent of average net assets for the quarter. In addition, we had net realized gains on investments of approximately $11.8 million during the period.

We paid a distribution of approximately $6.4 million, or $0.4375 per share, during the quarter, unchanged from the 4th quarter 2013.

Net Investment Loss on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2014 (in thousands):

1st Qtr 2014
Net Investment Loss	$(75)
Adjustments to reconcile to DCF:
Net premiums on options written	4,486
Distributions characterized as return of capital	1,431
Dividends paid in stock	422
DCF	$6,264

Liquidity and capital resources

We had total assets of approximately $462.6 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 1st quarter 2014, total assets increased approximately $20.0 million. This change was primarily the result of a $20.9 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net sales during the quarter of approximately $0.9 million.

Total leverage outstanding at February 28, 2014 was $55.7 million, a decrease of $0.6 million as compared to November 30, 2013. Total leverage represented 12.0 percent of total assets at February 28, 2014, a decrease from 12.7 percent at November 30, 2013 and an increase from 10.9 percent at February 28, 2014. Our leverage as a percent of total assets is within our long-term target level of 10 to 15 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 20 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target.

Our leverage ratio is impacted by increases or decreases in market values of our investments, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2013 were approximately 15 percent QDI, 79 percent ordinary dividend income, 3 percent long-term capital gain, and 3 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

8	2014 1st Quarter Report

Schedule of Investments (unaudited)
February 28, 2014

	Shares	Fair Value
Common Stock — 82.7%(1)

Crude/Refined Products Pipelines — 0.6%(1)
United States — 0.6%(1)
Plains GP Holdings, L.P.(2)	91,716	$2,568,048

Natural Gas Pipelines — 4.4%(1)
United States — 4.4%(1)
EQT Corporation(3)	173,400	17,737,086

Oil and Gas Production — 77.7%(1)
Canada — 9.5%(1)
ARC Resources Ltd.	334,600	9,026,011
Cenovus Energy Inc.	153,200	4,061,332
Crescent Point Energy Corp.	285,700	10,026,462
Enerplus Corporation	275,800	5,466,356
Penn West Petroleum Ltd.	6,400	52,608
Suncor Energy Inc.(3)	286,100	9,452,744
The Netherlands — 2.1%(1)
Royal Dutch Shell plc (ADR)(2)	114,500	8,343,615
United Kingdom — 2.4%(1)
BP p.l.c. (ADR)	192,800	9,757,608
United States — 63.7%(1)
Anadarko Petroleum Corporation(3)	314,800	26,493,568
Antero Resources Corporation(4)	150,610	9,087,807
Apache Corporation(3)	111,100	8,809,119
Cabot Oil & Gas Corporation	327,600	11,466,000
Chesapeake Energy Corporation(3)	478,400	12,395,344
Chevron Corporation	70,400	8,119,232
Concho Resources Inc.(3)(4)	66,200	8,018,806
ConocoPhillips	138,700	9,223,550
Continental Resources, Inc.(3)(4)	177,200	21,178,944
EOG Resources, Inc.(3)	174,800	33,110,616
Hess Corporation	25,700	2,056,771
Jones Energy, Inc.(4)	162,300	2,535,126
Marathon Oil Corporation(3)	280,400	9,393,400
Noble Energy, Inc.(3)	124,300	8,546,868
Occidental Petroleum Corporation	239,000	23,068,280
Pioneer Natural Resources Company(3)	166,500	33,496,470
Range Resources Corporation(3)	224,200	19,292,410
Rice Energy Inc.(4)	52,646	1,263,504
RSP Permian, Inc.(4)	110,556	3,073,457
Whiting Petroleum Corporation(3)(4)	82,100	5,641,091
		312,457,099
Total Common Stock
(Cost $281,036,434)		332,762,233

Master Limited Partnerships
and Related Companies — 32.0%(1)

Crude/Refined Products Pipelines — 11.3%(1)
United States — 11.3%(1)
Buckeye Partners, L.P.(2)	61,200	4,481,676
Enbridge Energy Management, L.L.C.(2)(5)	426,508	11,409,091
Magellan Midstream Partners, L.P.(2)	92,000	6,225,640
MPLX LP(2)	117,232	5,722,094
Phillips 66 Partners LP(2)	65,900	3,019,538
Plains All American Pipeline, L.P.(2)	179,229	9,708,835
Rose Rock Midstream, L.P.(2)	32,489	1,264,472
Tesoro Logistics LP(2)	47,000	2,829,400
Valero Energy Partners LP(2)	26,106	965,661
		45,626,407
Natural Gas/Natural Gas Liquids Pipelines — 7.6%(1)
United States — 7.6%(1)
Energy Transfer Partners, L.P.(2)	77,700	4,314,681
Enterprise Products Partners L.P.(2)	141,100	9,469,221
Kinder Morgan Management, LLC(2)(5)	115,000	8,026,977
Regency Energy Partners LP(2)	222,350	5,836,688
Williams Partners L.P.(2)	57,300	2,842,653
		30,490,220
Natural Gas Gathering/Processing — 4.5%(1)
United States — 4.5%(1)
Access Midstream Partners, L.P.(2)	58,900	3,324,905
Crosstex Energy, L.P.(2)	86,700	2,678,163
DCP Midstream Partners, LP(2)	94,524	4,612,771
Targa Resources Partners LP(2)	95,800	5,143,502
Western Gas Partners LP(2)	34,300	2,170,847
		17,930,188

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	9

Schedule of Investments (unaudited) (continued)
February 28, 2014

	Shares	Fair Value
Oil and Gas Production — 8.6%(1)
United States — 8.6%(1)
BreitBurn Energy Partners L.P.(2)	621,400	$12,421,786
EV Energy Partners, L.P.(2)	82,800	2,904,624
Legacy Reserves, L.P.(2)	486,608	12,846,451
Vanguard Natural Resources, LLC(2)	212,100	6,333,306
		34,506,167
Total Master Limited Partnerships
and Related Companies (Cost $115,315,842)		128,552,982

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.04%(6) (Cost $492,574)	492,574	492,574

Total Investments — 114.8%(1)
(Cost $396,844,850)		461,807,789
Total Value of Options Written
(Premiums received $1,607,046) — (0.4%)(1)		(1,598,527)
Other Assets and Liabilities — (14.4%)(1)		(58,071,755)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$402,137,507

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of February 28, 2014.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

10	2014 1st Quarter Report

Schedule of Options Written (unaudited)
February 28, 2014

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	March 2014	$90.00	1,574	$(45,646)
Apache Corporation	March 2014	87.50	1,111	(9,999)
Chesapeake Energy Corporation	March 2014	29.00	4,784	(38,272)
Concho Resources Inc.	March 2014	125.00	662	(113,202)
Continental Resources, Inc.	March 2014	130.00	1,772	(106,320)
EOG Resources, Inc.	March 2014	195.00	1,748	(342,608)
EQT Corporation	March 2014	105.00	868	(104,160)
EQT Corporation	March 2014	110.00	866	(28,145)
Marathon Oil Corporation	March 2014	35.00	2,804	(39,256)
Noble Energy, Inc.	March 2014	75.00	1,243	(15,537)
Pioneer Natural Resources Company	March 2014	205.00	300	(138,000)
Pioneer Natural Resources Company	March 2014	210.00	504	(141,120)
Pioneer Natural Resources Company	March 2014	215.00	802	(136,340)
Range Resources Corporation	March 2014	92.50	2,242	(98,648)
Suncor Energy Inc.	March 2014	35.00	2,861	(22,888)
Whiting Petroleum Corporation	March 2014	67.50	821	(218,386)
Total Value of Call Options Written
(Premiums received $1,607,046)				$(1,598,527)

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	11

Statement of Assets & Liabilities (unaudited)
February 28, 2014

Assets
Investments at fair value (cost $396,844,850)	$461,807,789
Cash	73,134
Receivable for Adviser fee waiver	107,715
Dividends and distributions receivable	592,729
Prepaid expenses and other assets	64,506
Total assets	462,645,873
Liabilities
Options written, at fair value
(premiums received $1,607,046)	1,598,527
Payable to Adviser	789,910
Payable for investments purchased	2,296,667
Accrued expenses and other liabilities	123,262
Short-term borrowings	55,700,000
Total liabilities	60,508,366
Net assets applicable to
common stockholders	$402,137,507

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value;
14,516,071 shares issued and outstanding
(100,000,000 shares authorized)	$14,516
Additional paid-in capital	339,839,583
Accumulated net realized loss	(2,688,430)
Net unrealized appreciation	64,971,838
Net assets applicable to
common stockholders	$402,137,507

Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$27.70

Statement of Operations (unaudited)
Period from December 1, 2013 through
February 28, 2014

Investment Income
Distributions from master limited partnerships	$1,547,201
Dividends and distributions from common stock
(net of foreign taxes withheld of $80,660)	1,154,603
Less return of capital on distributions	(1,431,178)
Net distributions and dividends from investments	1,270,626
Dividends from money market mutual funds	21
Total Investment Income	1,270,647
Operating Expenses
Advisory fees	1,200,922
Administrator fees	43,711
Professional fees	37,108
Directors’ fees	22,158
Stockholder communication expenses	18,472
Fund accounting fees	14,628
Custodian fees and expenses	6,437
Registration fees	6,010
Stock transfer agent fees	3,024
Other operating expenses	12,210
Total Operating Expenses	1,364,680
Leverage Expenses
Interest expense	145,485
Total Expenses	1,510,165
Less fees waived by Adviser	(163,762)
Net Expenses	1,346,403
Net Investment Loss	(75,756)
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	11,812,587
Net realized gain on options	2,511,791
Net realized loss on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	(1,481)
Net realized gain	14,322,897
Net unrealized appreciation of investments,
including foreign currency gain (loss)	10,552,418
Net unrealized depreciation of options	(782,538)
Net unrealized appreciation of other assets
and liabilities due to foreign currency translation	608
Net unrealized appreciation	9,770,488
Net Realized and Unrealized Gains	24,093,385
Net Increase in Net Assets Applicable
to Common Stockholders
Resulting from Operations	$24,017,629

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

12	2014 1st Quarter Report

Statement of Changes in Net Assets

	Period from
	December 1, 2013
	through	Year Ended
	February 28, 2014	November 30, 2013
	(unaudited)
Operations
Net investment income (loss)	$(75,756)	$163,902
Net realized gain	14,322,897	9,178,359
Net unrealized appreciation	9,770,488	70,552,526
Net increase in net assets applicable to common stockholders
resulting from operations	24,017,629	79,894,787
Distributions to Common Stockholders
Net investment income	(1,908,102)	(3,995,630)
Net realized gain	—	(20,541,811)
Return of capital	(4,442,679)	(855,296)
Total distributions to common stockholders	(6,350,781)	(25,392,737)
Capital Stock Transactions
Issuance of 11,871 common shares from reinvestment of
distributions to stockholders	—	292,620
Net increase in net assets applicable to common stockholders
from capital stock transactions	—	292,620
Total increase in net assets applicable to common stockholders	17,666,848	54,794,670
Net Assets
Beginning of period	384,470,659	329,675,989
End of period	$402,137,507	$384,470,659

Undistributed net investment income, end of period	$—	$1,983,858

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	13

Statement of Cash Flows (unaudited)
Period from December 1, 2013 through February 28, 2014

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$1,547,201
Dividends and distributions received from common stock and money market mutual funds	1,151,499
Purchases of long-term investments	(33,750,890)
Proceeds from sales of long-term investments	37,331,363
Purchases of short-term investments, net	(370,524)
Call options written, net	2,570,715
Interest expense paid	(147,170)
Operating expenses paid	(1,308,279)
Net cash provided by operating activities	7,023,915
Cash Flows From Financing Activities
Advances from margin loan facility	9,800,000
Repayments on margin loan facility	(10,400,000)
Distributions paid to common stockholders	(6,350,781)
Net cash used in financing activities	(6,950,781)
Net change in cash	73,134
Cash — beginning of period	—
Cash — end of period	$73,134

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$24,017,629
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(35,865,631)
Proceeds from sales of long-term investments	37,149,706
Purchases of short-term investments, net	(370,524)
Call options written, net	2,570,715
Return of capital on distributions received	1,431,178
Net unrealized appreciation	(9,770,488)
Net realized gain	(14,322,897)
Changes in operating assets and liabilities:
Increase in dividends and distributions receivable	(3,125)
Increase in prepaid expenses and other assets	(51,416)
Decrease in receivable for investments sold	181,657
Increase in payable for investments purchased	2,114,741
Decrease in payable to Adviser, net of fees waived	(35,433)
Decrease in accrued expenses and other liabilities	(22,197)
Total adjustments	(16,993,714)
Net cash provided by operating activities	$7,023,915

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

14	2014 1st Quarter Report

Financial Highlights

	Period from		Period from
	December 1, 2013		July 31, 2012(1)
	through	Year Ended	through
	February 28, 2014	November 30, 2013	November 30, 2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.49	$22.73	$—
Public offering price	—	—	25.00
Income (loss) from Investment Operations
Net investment income (loss)(3)	(0.01)	0.01	0.04
Net realized and unrealized gains (losses)(3)	1.66	5.50	(0.65)
Total income (loss) from investment operations	1.65	5.51	(0.61)
Distributions to Common Stockholders
Net investment income	(0.13)	(0.27)	(0.03)
Net realized gain	—	(1.42)	(0.36)
Return of capital	(0.31)	(0.06)	(0.05)
Total distributions to common stockholders	(0.44)	(1.75)	(0.44)
Underwriting discounts and offering costs on
issuance of common stock(4)	—	—	(1.22)
Net Asset Value, end of period	$27.70	$26.49	$22.73

Per common share market value, end of period	$24.61	$24.08	$22.33
Total Investment Return Based on Market Value(5)(6)	4.01%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$402,138	$384,471	$329,676
Average net assets (000’s)	$387,650	$366,900	$334,232
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.26%	1.25%	1.18%
Other operating expenses	0.17	0.16	0.20
Total operating expenses, before fee waiver	1.43	1.41	1.38
Fee waiver	(0.17)	(0.17)	(0.16)
Total operating expenses	1.26	1.24	1.22
Leverage expenses	0.15	0.16	0.10
Total expenses	1.41%	1.40%	1.32%

Ratio of net investment income (loss) to average net assets
before fee waiver(7)	(0.25)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(7)	(0.08)%	0.04%	0.54%
Portfolio turnover rate	7.98%	45.56%	15.68%
Short-term borrowings, end of period (000’s)	$55,700	$56,300	$49,000
Asset coverage, per $1,000 of principal amount
of short-term borrowings(8)	$8,220	$7,829	$7,728
Asset coverage ratio of short-term borrowings(8)	822%	783%	773%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	15

Notes to Financial Statements (unaudited)
February 28, 2014

1. Organization

Tortoise Energy Independence Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 11, 2012, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. The Company commenced operations on July 31, 2012. The Company’s stock is listed on the New York Stock Exchange under the symbol “NDP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at February 28, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2013 through February 28, 2014, the Company estimated the allocation of investment income and return of capital for distributions and dividends

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

16	2014 1st Quarter Report

Notes to Financial Statements (unaudited) (continued)

received from investments within the Statement of Operations. For this period, the Company has estimated approximately 47 percent as investment income and approximately 53 percent as return of capital.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

For the year ended November 30, 2013, the Company’s distributions to common stockholders for tax purposes were comprised of 94 percent dividend income, 3 percent long-term capital gain, and 3 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2014.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	17

Notes to Financial Statements (unaudited) (continued)

to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise or expiration, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of North American energy companies, including at least 70 percent of its total assets in equity securities of upstream energy companies. The Company considers a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, North America and (ii) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or that provide associated transportation, processing, equipment, storage, and servicing. The Company considers a company to be an upstream energy company if (i) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to 0.15 percent of average monthly Managed Assets for the period from the commencement of operations through December 31, 2014 and 0.10 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2016. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

18	2014 1st Quarter Report

Notes to Financial Statements (unaudited) (continued)

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in capital.

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$57,141,139
Other temporary differences*	(16,967,258)
Accumulated earnings	$40,173,881

*	Other temporary differences primarily relate to losses deferred under straddle regulations per IRC Code Sec. 1092.

As of February 28, 2014, the aggregate cost of securities for federal income tax purposes was $393,357,834. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $74,310,289, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $5,860,334 and the net unrealized appreciation was $68,449,955.

6. Fair value of financial instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 28, 2014. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	February 28, 2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$332,762,233	$332,762,233	$—	$—
Master Limited
Partnerships and
Related Companies(a)	128,552,982	128,552,982	—	—
Total Equity Securities	461,315,215	461,315,215	—	—
Other Securities:
Short-Term Investment(b)	492,574	492,574	—	—
Total Assets	$461,807,789	$461,807,789	$—	$—

Liabilities
Written Call Options	$1,598,527	$1,598,527	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2014.

The Company did not hold any Level 3 securities during the period ended February 28, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended February 28, 2014.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	19

Notes to Financial Statements (unaudited) (continued)

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from December 1, 2013 through February 28, 2014, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2013	28,891	$1,548,122
Options written	88,792	4,831,175
Options closed	(71,534)	(3,467,682)
Options exercised	(216)	(9,967)
Options expired	(20,971)	(1,294,602)
Options outstanding at February 28, 2014	24,962	$1,607,046

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at February 28, 2014:

Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$ 1,598,527

The following table presents the effect of derivatives on the Statement of Operations for the period ended February 28, 2014:

Location of Gains (Losses) on Derivatives
Derivatives not accounted for as	Net Realized Gain	Net Unrealized
hedging instruments under ASC 815	on Options	Depreciation of Options
Written equity call options	$ 2,511,791	$ (782,538)

8. Investment transactions

For the period from December 1, 2013 through February 28, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $35,865,631 and $37,149,706 (excluding short-term debt securities), respectively.

9. Common stock

The Company has 100,000,000 shares of capital stock authorized and 14,516,071 shares outstanding at February 28, 2014 and November 30, 2013.

10. Credit facility

As of February 28, 2014, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $65,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility generally will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period ended February 28, 2014 was approximately $55,100,000 and 1.01 percent, respectively. At February 28, 2014, the principal balance outstanding was $55,700,000 at an interest rate of 1.01 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2014, the Company was in compliance with the terms of the margin loan facility.

11. Subsequent events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

20	2014 1st Quarter Report

Additional Information (unaudited)

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2014, the aggregate compensation paid by the Company to the independent directors was $25,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 1st Quarter Report	21

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Independence Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: NDP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,368	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$423

Tortoise Energy Capital Corp.		Midstream Equity	$1,215	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$465

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,045	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$238

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$296

(1) As of 3/31/14

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to

Tortoise Energy Independence Fund, Inc.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseadvisors.com